Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of META Group, Inc. on Form S-8 of our report dated February 6, 1998 appearing in the Annual Report on Form 10-K of META Group, Inc. for the year ended December 31, 1997.


                                                    /s/ DELOITTE & TOUCHE LLP
                                                    DELOITTE & TOUCHE LLP
Stamford, Connecticut
December 3, 1998